UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2022

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Gil Phipps

On February 24, 2022, Sprouts Farmers Market, Inc. (the “Company”) announced that Gil Phipps had transitioned from the role of Senior Vice President, Chief Marketing Officer to Senior Marketing Advisor. On May 25, 2022, the Company entered into a letter agreement with Mr. Phipps providing for the termination of his employment with the Company effective May 31, 2022. The letter agreement provides for, among other things, continuation of Mr. Phipps's current base salary and health benefits for a nine-month period.

A copy of the letter agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the letter agreement.

Approval of Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan

As described in Item 5.07 of this Current Report on Form 8-K, on May 25, 2022, at its annual meeting of stockholders (the “Annual Meeting”), the stockholders of the Company approved the Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan (the “2022 Plan”).

The 2022 Plan is a new equity compensation plan for the Company’s employees, key advisors and non-employee directors pursuant to which the Company may grant awards payable in cash or shares of common stock, par value $0.001 per share of the Company (the “Shares”). The 2022 Plan authorizes the issuance of up to 6,600,000 Shares, subject to adjustments as described in the 2022 Plan. The Company obtained stockholder approval of the 2022 Plan in accordance with the listing rules of the Nasdaq Stock Market LLC.

For a description of the terms and conditions of the 2022 Plan, as approved by stockholders on May 25, 2022, see “Proposal 3: Approval of 2022 Omnibus Incentive Compensation Plan” in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the 2022 Plan and the description of the 2022 Plan contained in the Proxy Statement are each qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, the forms of restricted stock unit award agreement, performance share award agreement and option award agreement to be used in connection with grants of restricted stock units, performance share awards and stock options to purchase Shares, respectively, under the 2022 Plan are filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Amendment to Outstanding Equity Awards under the Sprouts Farmers Market, Inc. 2013 Incentive Plan

Additionally, on May 24, 2022, the Compensation Committee of the Company’s Board of Directors approved the amendment of the terms of all outstanding stock options, restricted stock units and performance share awards under the Company’s 2013 Incentive Plan, as amended (the “2013 Plan”). The amendment to each of the outstanding awards under the 2013 Plan (the “Outstanding 2013 Plan Award Amendments”) provide for the following treatment of outstanding awards in the event that the award holder’s employment is terminated due to the award holder’s death or disability: (i) unvested stock options and restricted stock units become fully vested; and (ii) with respect to performance share awards, if such termination occurs prior to the certification date applicable to the award, a pro-rated portion of the award will become fully vested, with the portion determined based on the greater of target performance or expected actual performance as of the date of termination and pro-rated based on the portion of the performance period the award holder is actively employed, and, if such termination occurs after the certification date applicable to the award, the vesting of the number of Shares deemed earned on such certification date.

The terms of the Outstanding 2013 Plan Award Amendments are reflected in the form notice of amendment filed herewith as Exhibit 10.6 and incorporated herein by reference. The foregoing description of the Outstanding 2013 Plan Award Amendments is qualified in its entirety by the form notice of amendment filed herewith as Exhibit 10.6 and incorporated herein.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 25, 2022, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect two Class III directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified; (2) to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for fiscal 2021 (commonly referred to as “say-on-pay”); (3) to vote on the Company's 2022 Plan; and (4) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 1, 2023.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Proxy Statement.

Proposal 1: Election of the two Class III directors listed below to serve for a three-year term expiring at the Company’s 2025 annual meeting of stockholders. Each director nominee was duly elected.

Nominee	For	Withheld	Broker Non-Votes
Kristen E. Blum	85,023,799	5,936,687	8,066,065
Jack L. Sinclair	89,213,504	1,746,982	8,066,065

Proposal 2: Advisory vote on the compensation paid to the Company’s named executive officers for fiscal 2021. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
82,064,575	8,635,105	260,806	8,066,065

Proposal 3: Vote on the Company's 2022 Plan. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
80,242,192	10,614,353	103,941	8,066,065

Proposal 4: Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
97,901,585	1,071,802	53,164	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter Agreement, dated May 25, 2022, by and between Sprouts Farmers Market and Gil Phipps

10.2	Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan

10.3	Form of Restricted Stock Unit Agreement under the Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan

10.4	Form of Performance Share Award Agreement under the Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan

10.5	Form of Stock Option Award Agreement under the Sprouts Farmers Market, Inc. 2022 Omnibus Incentive Compensation Plan

10.6	Form Notice of Amendment to Outstanding Awards granted under the Sprouts Farmers Market, Inc. 2013 Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 27, 2022	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary